SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

                                   --------

                     Deutsche Emerging Markets Equity Fund


The following information is added to the existing disclosure relating to the fund in the "PART I: APPENDIX I-E - SERVICE PROVIDER COMPENSATION" section of the fund's Statement of Additional Information:

Effective May 1, 2017, Deutsche Emerging Markets Equity Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.700% of the fund's average daily net assets.

The following information replaces the existing similar disclosure relating to the fund in the "PART I: APPENDIX I-E - SERVICE PROVIDER COMPENSATION" section of the fund's Statement of Additional Information:

The Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 1.15%, 1.15%, 1.90%, 0.90% and 0.98% for Class A, Class T, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.

--------------------------------------------------------------------------------


Effective as of May 1, 2017, the following replaces similar information relating to the fund under the "PART II: APPENDIX II-C - FEE RATES OF SERVICE PROVIDERS" section of the fund's Statement of Additional Information:



FUND NAME                                 MANAGEMENT FEE RATE
Deutsche Emerging Markets Equity Fund    0.700%






               Please Retain This Supplement for Future Reference


May 23, 2017
SAISTKR-333

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